EX-99.77Q3
exhibit77q3.txt
EXHIBIT 99.77Q3 - ADDITIONAL ITEMS

                           Exhibit 99.77Q3

Registrant: American Century Quantitative Equity Funds

File Number: 811-05447

Registrant CIK Number: 0000827060

The electronic format for filing FORM N-SAR does not provide adequate space for responding fully to Items 15,
72DD, 73A, 74U and 74V.  The complete answers are as follows:

Custodian:                                          Sub-Custodian:
J.P. Morgan Chase & Company                        See Attachment A

                              Attachment A

a.Foreign Subcustodians:

Country                                           Foreign Subcustodian

ARGENTINA                HSBC Bank Argentina S.A.                        HSBC Bank Argentina S.A.
                         Florida 201, 7th Floor                          Buenos Aires
                         1005 Buenos Aires
                         ARGENTINA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRALIA                JPMorgan Chase Bank N.A.                        Australia and New Zealand Banking Group Ltd.
                         Level 37                                        Melbourne
                         AAP Center 259, George Street
                         Sydney NSW 2000
                         AUSTRALIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
AUSTRIA                  UniCredit Bank Austria AG                       J.P. Morgan AG
                         Julius Tandler Platz - 3                        Frankfurt
                         A-1090 Vienna
                         AUSTRIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BAHRAIN                  HSBC Bank Middle East Limited                   National Bank of Bahrain
                         1st Floor, Building No 2505, Road No 2832       Manama
                         Al Seef 428
                         BAHRAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BANGLADESH               Standard Chartered Bank                         Standard Chartered Bank
                         18-20 Motijheel C.A                             Dhaka
                         Box 536
                         Dhaka-1000
                         BANGLADESH
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BELGIUM                  Fortis Bank (Nederland) N.V.                    J.P. Morgan AG
                         Rokin 55                                        Frankfurt
                         1012KK Amsterdam
                         THE NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BERMUDA                  The Bank of Bermuda Limited                     The Bank of Bermuda Limited
                         6 Front Street                                  Hamilton
                         Hamilton HMDX
                         BERMUDA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BOTSWANA                 Barclays Bank of Botswana Limited               Barclays Bank of Botswana Limited
                         Barclays House, Khama Crescent                  Gaborone
                         Gaborone
                         BOTSWANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BRAZIL                   HSBC Bank Brasil S.A. Banco Multiplo            HSBC Bank Brasil S.A. Banco Multiplo
                         Avenida Brigadeiro Faria Lima 3064, 2nd Floor   Sao Paulo
                         Sao Paulo, SP 01451-000
                         BRAZIL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
BULGARIA                 ING Bank N.V.                                   ING Bank N.V.
                         Sofia Branch                                    Sofia
                         12 Emil Bersinski Street
                         Ivan Vazov Region
                         1408 Sofia
                         BULGARIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CANADA                   Canadian Imperial Bank of Commerce              Royal Bank of Canada
                         Commerce Court West                             Toronto
                         Security Level
                         Toronto, Ontario M5L 1G9
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Royal Bank of Canada                            Royal Bank of Canada
                         200 Bay Street, Suite 1500                      Toronto
                         15th Floor
                         Royal Bank Plaza, North Tower
                         Toronto Ontario M5J 2J5
                         CANADA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHILE                    Banco de Chile                                  Banco de Chile
                         Av. Andres Bello 2687 5th Floor                 Santiago
                         Las Condes
                         Santiago
                         CHILE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHANGHAI         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          The Hongkong and Shanghai Banking
                         Shanghai 200120                                 Corporation Limited
                         THE PEOPLE'S REPUBLIC OF CHINA                  Shanghai (for A-Share Market)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CHINA - SHENZHEN         HSBC Bank (China) Company Limited               JPMorgan Chase Bank, N.A.
                         35/F, HSBC Tower                                New York (for B-Share Market)
                         1000 Lujiazui Ring Road
                         Pudong                                          The Hongkong and Shanghai Banking
                         Shanghai 200120                                 Corporation Limited
                         THE PEOPLE'S REPUBLIC OF CHINA                  Shanghai (for A-Share Market)
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
COLOMBIA                 Santander Investment Trust Colombia S.A.        Santander Investment Trust Colombia S.A.
                         Calle 12, No. 7-32, Piso 3                      Bogota
                         Bogota
                         COLOMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CROATIA                  Privredna banka Zagreb d.d.                     Zagrebacka Banka d.d.
                         Savska c.28                                     Zagreb
                         10000 Zagreb
                         CROATIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CYPRUS                   Marfin Popular Bank Public Company Ltd.         Marfin Popular Bank Public Company Ltd.
                         154 Limassol Avenue                             Nicosia
                         P.O. Box 22032
                         CY-1598 Nicosia
                         CYPRUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
CZECH REPUBLIC           UniCredit Bank Czech Republic a.s.              Ceskoslovenska obchodni banka,a.s.
                         Revolucni 7                                     Prague
                         110 05 Prague 1
                         CZECH REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
DENMARK                  Danske Bank A/S                                 Nordea Bank Danmark A/S
                         2-12 Holmens Kanal                              Copenhagen
                         DK 1092 Copenhagen K
                         DENMARK
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
EGYPT                    Citibank, N.A.                                  Citibank, N.A.
                         4 Ahmed Pasha Street                            Cairo
                         Garden City
                         Cairo
                         EGYPT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ESTONIA                  Hansabank                                       SEB Esti Uhispank
                         Liivalaia 8                                     Tallinn
                         EE0001 Tallinn
                         ESTONIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FINLAND                  Nordea Bank Finland Plc                         J.P. Morgan AG
                         Aleksis Kiven katu 3-5                          Frankfurt
                         FIN-00020 NORDEA Helsinki
                         FINLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
FRANCE                   BNP Paribas Securities Services S.A.            J.P. Morgan AG
                         Ref 256                                         Frankfurt
                         BP 141
                         3, Rue D'Antin
                         75078 Paris
                         Cedex 02
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Societe Generale                                J.P. Morgan AG
                         50 Boulevard Haussman                           Frankfurt
                         75009 Paris
                         FRANCE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GERMANY                  Deutsche Bank AG                                J.P. Morgan AG
                         Alfred-Herrhausen-Allee 16-24                   Frankfurt
                         D-65760 Eschborn
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         J.P. Morgan AG                                  J.P. Morgan AG
                         Junghofstrasse 14                               Frankfurt
                         60311 Frankfurt am Main
                         GERMANY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GHANA                    Barclays Bank of Ghana Limited                  Barclays Bank of Ghana Limited
                         Barclays House, High Street                     Accra
                         Accra
                         GHANA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
GREECE                   HSBC Bank plc                                   J.P. Morgan AG
                         Messogion 109-111                               Frankfurt
                         11526 Athens
                         GREECE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HONG KONG                The Hongkong and Shanghai Banking               JPMorgan Chase Bank, N.A.
                         Corporation Limited                             Hong Kong
                         36th Floor, Sun Hung Kai Centre
                         30 Harbour Road
                         Wan Chai
                         HONG KONG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
HUNGARY                  Deutsche Bank Zrt.                              ING Bank N.V.
                         Hold utca 27                                    Budapest
                         H-1054 Budapest
                         HUNGARY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*ICELAND*                Nyi Glitnir banki hf.                           Nyi Glitnir banki hf.
                         Kirkjusandur 2                                  Reykjavik
                         155 Reykjavik
                         ICELAND
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDIA                    The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         2nd floor, "Shiv"                               Mumbai
                         Plot No 139-140B
                         Western Express Highway
                         Sahar Road Junction
                         Vile Parle-E
                         Worli Mumbai 400 057
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Standard Chartered Bank                         Standard Chartered Bank
                         23-25 Mahatma Ghandi Road                       Mumbai
                         Mumbai 400 001
                         INDIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
INDONESIA                Deutsche Bank AG                                Deutsche Bank AG
                         Deutsche Bank Building                          Jakarta
                         80 Jl. Inman Bonjol
                         Jakarta 10310
                         INDONESIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
IRELAND                  Bank of Ireland                                 J.P. Morgan AG
                         New Century House                               Frankfurt
                         Mayor Street Lower
                         International Financial Services Centre
                         Dublin 1
                         IRELAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ISRAEL                   Bank Leumi le-Israel B.M.                       Bank Leumi le-Israel B.M.
                         35, Yehuda Halevi Street                        Tel Aviv
                         61000 Tel Aviv
                         ISRAEL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ITALY                    Intesa Sanpaolo S.p.A.                          J.P. Morgan AG
                         6, Piazza della Scala                           Frankfurt
                         20121 Milan
                         ITALY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*IVORY COAST*            Societe Generale de Banques en Cote d'Ivoire    Societe Generale
                         5 et 7, Avenue J. Anoma - 01 B.P. 1355          Paris
                         Abidjan 01
                         IVORY COAST
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*JAMAICA*                FirstCaribbean International Securities         FirstCaribbean International Securities
                         Limited                                         Limited
                         23-27 Knutsford Blvd.                           Kingston
                         Kingston 10
                         JAMAICA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JAPAN                    Mizuho Corporate Bank, Limited                  JPMorgan Chase Bank, N.A.
                         6-7 Nihonbashi-Kabutocho                        Tokyo
                         Chuo-Ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         The Bank of Tokyo-Mitsubishi UFJ, Limited       JPMorgan Chase Bank, N.A.
                         3-2 Nihombashi Hongkucho 1-chome                Tokyo
                         Chuo-ku
                         Tokyo 103
                         JAPAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
JORDAN                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         1st Floor                                       Western Amman
                         5th Circle
                         Western Amman
                         JORDAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KAZAKHSTAN               SB HSBC Bank Kazakhstan JSC                     SB HSBC Bank Kazakhstan JSC
                         43 Dostyk Avenue                                Almaty
                         Almaty 050010
                         KAZAKHSTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KENYA                    Barclays Bank of Kenya Limited                  Barclays Bank of Kenya Limited
                         c/o Barclaytrust Investment Services &          Nairobi
                         Limited
                         Mezzanine 3, Barclays Plaza, Loita Street
                         Nairobi
                         KENYA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
KUWAIT                   HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         G/1/2 Floors                                    Safat
                         Kharafi Tower, Qibla Area
                         Osama Bin Munkez Street
                         Safat 13017
                         KUWAIT
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LATVIA                   Hansabanka                                      Hansabanka
                         Balasta dambis 1a                               Riga
                         Riga, LV-1048
                         LATVIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LEBANON                  HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         HSBC Main Building                              New York
                         Riad El Solh, P.O. Box 11-1380
                         1107-2080 Beirut
                         LEBANON
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LITHUANIA                AB SEB Bankas                                   AB SEB Bankas
                         12 Gedimino pr.                                 Vilnius
                         LT 2600 Vilnius
                         LITHUANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
LUXEMBOURG               Fortis Banque Luxembourg S.A.                   J.P. Morgan AG
                         50 Avenue J.F. Kennedy                          Frankfurt
                         L-2951
                         LUXEMBOURG
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALAYSIA                 HSBC Bank Malaysia Berhad                       HSBC Bank Malaysia Berhad
                         2 Leboh Ampang                                  Kuala Lumpur
                         50100 Kuala Lumpur
                         MALAYSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MALTA                    HSBC Bank Malta p.l.c.                          HSBC Bank Malta p.l.c.
                         233 Republic Street                             Valletta
                         Valletta VLT 05
                         MALTA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MAURITIUS                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         HSBC Centre                                     Port Louis
                         18 Cybercity
                         Ebene
                         MAURITIUS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MEXICO                   Banco Nacional de Mexico, S.A.                  Banco Santander, S.A.
                         Act. Roberto Medellin No. 800 3er Piso Norte    Mexico, D.F.
                         Colonia Santa Fe
                         01210 Mexico, D.F.
                         MEXICO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
MOROCCO                  Societe Generale Marocaine de Banques           Attijariwafa Bank S.A.
                         55 Boulevard Abdelmoumen                        Casablanca
                         Casablanca 20100
                         MOROCCO
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NAMIBIA                  Standard Bank Namibia Limited                   The Standard Bank of South Africa Limited
                         Mutual Platz                                    Johannesburg
                         Cnr. Stroebel and Post Streets
                         P.O.Box 3327
                         Windhoek
                         NAMIBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NETHERLANDS              KAS Bank N.V.                                   J.P. Morgan AG
                         Spuistraat 172                                  Frankfurt
                         1012 VT Amsterdam
                         NETHERLANDS
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NEW ZEALAND              National Australia Bank Limited                 Westpac Banking Corporation
                         National Nominees Limited                       Wellington
                         Level 2 BNZ Tower
                         125 Queen Street
                         Auckland
                         NEW ZEALAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NIGERIA                  Stanbic IBTC Bank Plc                           The Standard Bank of South Africa Limited
                         IBTC place                                      Johannesburg
                         Walter carrington Crescent
                         Victoria Island
                         Lagos
                         NIGERIA
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
NORWAY                   Nordea Bank Norge ASA                           Nordea Bank Norge ASA
                         Essendropsgate 7                                Oslo
                         P.O. Box 1166
                         NO-0107 Oslo
                         NORWAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
OMAN                     HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         Bait Al Falaj Main Office                       Ruwi
                         Ruwi PC 112
                         OMAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PAKISTAN                 Standard Chartered Bank (Pakistan) Limited      Standard Chartered Bank (Pakistan) Limited
                         P.O. Box 4896                                   Karachi
                         Ismail Ibrahim Chundrigar Road
                         Karachi 74000
                         PAKISTAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PANAMA                   HSBC Bank (Panama) S.A.                         HSBC Bank (Panama) S.A.
                         Plaza HSBC Building, 9th Floor                  Panama City
                         Aquilino de la Guardia Street and 47th Street
                         Panama City
                         PANAMA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PERU                     Citibank del Peru S.A.                          Banco de Credito del Peru
                         Av Canaval y Moreryra 480 Piso 4                Lima
                         San Isidro, Lima 27
                         PERU
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PHILIPPINES              The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         12/F, The Enterprise Center, Tower 1            Manila
                         6766 Ayala Avenue Corner Paseo de Roxas
                         Makati City, Manila 1226
                         PHILIPPINES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
POLAND                   Bank Handlowy w. Warszawie S.A.                 BRE Bank S.A.
                         ul. Senatorska 16                               Warsaw
                         00-923 Warsaw 55
                         POLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
PORTUGAL                 Banco Espirito Santo, S.A                       J.P. Morgan AG
                         7th floor                                       Frankfurt
                         Rua Castilho, 26
                         1250-069 Lisbon
                         PORTUGAL
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
QATAR                    HSBC Bank Middle East Limited                   HSBC Bank Middle East Limited
                         810 Abdulla Bin Jassim Street                   Doha
                         P.O. Box 57
                         Doha
                         QATAR
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ROMANIA                  ING Bank N.V.                                   ING Bank N.V.
                         13-15 Kiseleff Avenue                           Bucharest
                         011342 Bucharest 1
                         ROMANIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*RUSSIA*                 J.P. Morgan Bank International                  JPMorgan Chase Bank, N.A.
                         (Limited Liability Company)                     New York
                         Building 2/1, 8th floor                         A/C JPMorgan Chase Bank London (USD NOSTRO
                         Paveletskaya Square                             Account)
                         113054 Moscow
                         RUSSIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         ING Bank (Eurasia) ZAO                          JPMorgan Chase Bank, N.A.
                         (Closed Joint Stock Company)                    New York
                         36 krasnoproletarskaya ulitsa                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         127473 Moscow                                   Account)
                         RUSSIA
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SAUDI ARABIA             SAAB Securities Limited                         SAAB Securities Limited
                         3/F HSBC Building                               Riyadh
                         North Olaya road, Al-Murooj District
                         Riyadh 11413
                         SAUDI ARABIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SERBIA                   UniCredit Bank Srbija a.d.                      UniCredit Bank Srbija a.d.
                         Rajiceva 27-29                                  Belgrade
                         11000 Belgrade
                         SERBIA AND MONTENEGRO
------------------------ ------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SINGAPORE                DBS Bank Ltd.                                   Oversea-Chinese Banking Corporation
                         180 Clemenceau Avenue #03-01                    Singapore
                         Haw Par Centre
                         239922
                         SINGAPORE
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVAK REPUBLIC          UniCredit Bank Slovakia a.s.                    Vseobecna uverova banka, a.s
                         Sancova 1/A                                     Bratislava
                         SK-813 33 Bratislava
                         SLOVAK REPUBLIC
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SLOVENIA                 UniCredit Banka Slovenija d.d.                  J.P. Morgan AG
                         Smartinska 140                                  Frankfurt
                         SI-1000 Ljubljana
                         SLOVENIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH AFRICA             FirstRand Bank Limited                          The Standard Bank of South Africa Limited
                         1 Mezzanine Floor, 3 First Place, Bank City     Johannesburg
                         Cnr Simmonds and Jeppe Streets
                         Johannesburg 2001
                         SOUTH AFRICA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SOUTH KOREA              Standard Chartered First Bank Korea Limited     Standard Chartered First Bank Korea Limited
                         100 KongPyung-dong ChongRo-Gu                   Seoul
                         Seoul 110-702
                         SOUTH KOREA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SPAIN                    Santander Investment, S.A.                      J.P. Morgan AG
                         Ciudad Grupo Santander                          Frankfurt
                         Avenida de Cantabria, s/n
                         Edificio Ecinar, planta baja
                         Boadilla del Monte
                         28660 Madrid
                         SPAIN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SRI LANKA                The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         24 Sir Baron Jayatillaka Mawatha                Colombo
                         Colombo 1
                         SRI LANKA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWEDEN                   Skandinaviska Enskilda Banken AB (publ)         Svenska Handelsbanken
                         Sergels Torg 2                                  Stockholm
                         SE-106 40 Stockholm
                         SWEDEN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
SWITZERLAND              UBS AG                                          UBS AG
                         45 Bahnhofstrasse                               Zurich
                         8021 Zurich
                         SWITZERLAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TAIWAN                   JPMorgan Chase Bank                             JPMorgan Chase Bank, N.A.
                         8th Floor, Cathay Xin Yi Trading Building       Taipei
                         No. 108, Section 5, Hsin  Yi Road
                         Taipei 110
                         TAIWAN
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
THAILAND                 Standard Chartered Bank (Thai) Public Company   Standard Chartered Bank (Thai) Public Company
                         Limited                                         Limited
                         14th Floor, Zone B                              Bangkok
                         Sathorn Nakorn Tower
                         100 North Sathorn Road Bangrak
                         Bangkok 10500
                         THAILAND
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TUNISIA                  Banque Internationale Arabe de Tunisie, S.A.    Banque Internationale Arabe de Tunisie, S.A.
                         70-72 Avenue Habib Bourguiba                    Tunis
                         P.O. Box 520
                         1080 Tunis Cedex
                         TUNISIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
TURKEY                   Citibank A.S.                                   JPMorgan Chase Bank, N.A.
                         Turkiye Main Branch                             Istanbul
                         Buyukdere Cad. No:100
                         80280 Esentepe
                         Istanbul
                         TURKEY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*UKRAINE*                ING Bank Ukraine                                JPMorgan Chase Bank, N.A.
                         30-A Spaska Street                              New York
                         04070 Kiev                                      A/C JPMorgan Chase Bank London (USD NOSTRO
                         UKRAINE                                         Account)
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - ADX             HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - DFM             HSBC Bank Middle East Limited                   The National Bank of Abu Dhabi
                         Level 4, Precinct Building 4, Unit 5            Abu Dhabi
                         Gate District
                         P.O. Box 506553
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.A.E. - NASDAQ Dubai    HSBC Bank Middle East Limited                   JPMorgan Chase Bank, N.A.
                         Level 4, Precinct Building 4, Unit 5            New York
                         Gate District                                   A/C JPMorgan Chase Bank London (USD NOSTRO
                         P.O. Box 506553                                 Account)
                         Dubai
                         UNITED ARAB EMIRATES
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.K.                     JPMorgan Chase Bank, N.A.                       JPMorgan Chase Bank, N.A.
                         1 Tallis Street                                 London
                         London EC4Y 5AJ
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
                         Deutsche Bank AG                                Varies by currency
                         The Depository and Clearing Centre
                         Lower Ground Floor
                         27 Leadenhall Street
                         London EC3A 1AA
                         UNITED KINGDOM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
URUGUAY                  Banco Itau Uruguay S.A.                         Banco Itau Uruguay S.A.
                         Zabala 1463                                     Montevideo.
                         Montevideo
                         URUGUAY
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
U.S.A.                   JPMorgan Chase Bank                             JPMorgan Chase Bank, N.A.
                         4 New York Plaza                                New York
                         New York
                         NY 10004
                         U.S.A.
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VENEZUELA                Citibank, N.A.                                  Citibank, N.A.
                         Centro Comercial El Recreo                      Caracas
                         Torre Norte, Piso 20
                         Avda. Casanora, Sabana Grande
                         Caracas 1050 D.C.
                         VENEZUELA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
VIETNAM                  The Hongkong and Shanghai Banking               The Hongkong and Shanghai Banking
                         Corporation Limited                             Corporation Limited
                         The Metropolitan, 235 dong Khoi Street          Ho Chi Minh City
                         District 1
                         Ho Chi Minh City
                         VIETNAM
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
ZAMBIA                   Barclays Bank of Zambia Plc                     Barclays Bank of Zambia Plc
                         Elunda Park, Plot 4644                          Lusaka
                         Lusaka
                         ZAMBIA
------------------------ ----------------------------------------------- ------------------------------------------------
------------------------ ----------------------------------------------- ------------------------------------------------
*ZIMBABWE*               Barclays Bank of Zimbabwe Limited               Barclays Bank of Zimbabwe Limited
                         Corporate centre                                Harare
                         1st Floor, Eastern Wing
                         Birmingham Road, Cnr. Paisley Road
                         Harare
                         ZIMBABWE
-------------------------------------------------------------------------------------------------------------------------
*RESTRICTED SERVICE ONLY.  PLEASE CONTACT YOUR RELATIONSHIP MANAGER FOR FURTHER INFORMATION.*
-------------------------------------------------------------------------------------------------------------------------

Item 48

Series 1

Investor, A, B, C,and R Class
0.815% of first $1 billion
0.755% of next  $5 billion
0.711% of next  $15 billion
0.664% of next  $25 billion
0.637% of next  $50 billion
0.634% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.633% over     $246 billion

Institutional
0.615% of first $1 billion
0.555% of next  $5 billion
0.511% of next  $15 billion
0.464% of next  $25 billion
0.437% of next  $50 billion
0.434% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.433% over     $246 billion

Series 2

Investor, A, B, C,and R Class
0.815% of first $1 billion
0.755% of next $5 billion
0.711% of next $15 billion
0.664% of next $25 billion
0.637% of next $50 billion
0.634% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.633% over $246 billion

Institutional
0.615% of first $1 billion
0.555% of next $5 billion
0.511% of next $15 billion
0.464% of next $25 billion
0.437% of next $50 billion
0.434% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.433% over $246 billion

Series 3

Investor, A, B, C,and R Class
0.815% of first $1 billion
0.755% of next $5 billion
0.711% of next $15 billion
0.664% of next $25 billion
0.637% of next $50 billion
0.634% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.633% over $246 billion

Institutional
0.615% of first $1 billion
0.555% of next $5 billion
0.511% of next $15 billion
0.464% of next $25 billion
0.437% of next $50 billion
0.434% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.433% over $246 billion

Series 6

Investor, A, C and R Class
1.015% of first $1 billion
0.955% of next $5 billion
0.911% of next $15 billion
0.864% of next $25 billion
0.837% of next $50 billion
0.834% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.833% over $246 billion

Institutional
0.815% of first $1 billion
0.755% of next $5 billion
0.711% of next $15 billion
0.664% of next $25 billion
0.637% of next $50 billion
0.634% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.633% over $246 billion

Series 7

Investor, A, B, C,and R Class
1.165% of first $1 billion
1.105% of next $5 billion
1.061% of next $15 billion
1.014% of next $25 billion
0.987% of next $50 billion
0.984% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.983% over $246 billion

Institutional
0.965% of first $1 billion
0.905% of next $5 billion
0.861% of next $15 billion
0.814% of next $25 billion
0.787% of next $50 billion
0.784% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.783% over $246 billion

Series 8

Investor, A, B, C,and R Class
1.525% of first $1 billion
1.465% of next  $5 billion
1.421% of next  $15 billion
1.374% of next  $25 billion
1.347% of next  $50 billion
1.344% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
1.343% over     $246 billion

Institutional
1.325% of first $1 billion
1.265% of next  $5 billion
1.221% of next  $15 billion
1.174% of next  $25 billion
1.147% of next  $50 billion
1.144% of next  $150 billion
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
0.000% of next  $0
1.143% over     $246 billion

Series 11

Investor, A, B, C,and R Class
1.295% of first $1 billion
1.235% of next $5 billion
1.191% of next $15 billion
1.144% of next $25 billion
1.117% of next $50 billion
1.114% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
1.113% over $246 billion

Institutional
1.095% of first $1 billion
1.035% of next $5 billion
0.991% of next $15 billion
0.944% of next $25 billion
0.917% of next $50 billion
0.914% of next $150 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.913% over $246 billion

Series 14

Investor, A, B, C,and R Class
1.188% of first $1 billion
1.136% of next $1 billion
1.106% of next $3 billion
1.086% of next $5 billion
1.073% of next $15 billion
1.071% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
1.070% over $50 billion

Institutional
0.988% of first $1 billion
0.936% of next $1 billion
0.906% of next $3 billion
0.886% of next $5 billion
0.873% of next $15 billion
0.871% of next $25 billion
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.000% of next $0
0.870% over $50 billion

For period ending  6/30/2010
Series Number:  1

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    5,818
          Institutional Class                 102

 2. Dividends for a second class of open-end company shares
   A Class                              66
          R Class                               1

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class              $0.1255
          Institutional Class         $0.1666

 2. Dividends from a second class of open-end company shares
   A Class                     $0.0740
          R Class                     $0.0226

74U.     1. Number of shares outstanding (000's omitted)

         Investor Class                44,668
         Institutional Class              681

         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                         910
         B Class                          73
         C Class                         102
         R Class                          48

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $23.11
         Institutional Class        $23.13
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $22.95
         B Class                    $22.71
         C Class                    $22.72
         R Class                    $22.96

For period ending  6/30/2010
Series Number:  2

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class               21,903
          Institutional Class           4,224
         2. Dividends for a second class of open-end company shares

         A Class                          2,164
         B Class                              -
         C Class                              6
         R Class                              3

                             -

73.     Distributions per share for which record date passed during the period:
       1. Dividends from net investment income
          Investor Class            $0.3343
          Institutional Class       $0.3771
          2. Dividends from a second class of open-end company shares

          A Class                   $0.2808
          B Class                   $0.1202
          C Class                   $0.1202
          R Class                   $0.2272

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              61,735
         Institutional Class          9,912
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                     6,343
          B Class                        4
         C Class                        44
         R Class                        14

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $19.88
         Institutional Class        $19.89
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $19.86
         B Class                    $19.88
         C Class                    $19.83
         R Class                    $19.87

For period ending  6/30/2010
Series Number:  3

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class              16,332
          Institutional Class          2,596
         2. Dividends for a second class of open-end company shares

         A Class                        2,255
         B Class                            -
         C Class                            6
         R Class                           20

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.1977
          Institutional Class       $0.2344
          2. Dividends from a second class of open-end company shares

          A Class                   $0.1515
          B Class                   $0.0186
          C Class                   $0.0186
          R Class                   $0.1055

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              79,765
         Institutional Class         11,846
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                    13,794
         B Class                         4
         C Class                       324
         R Class                       219

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $17.20
         Institutional Class        $17.21
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $17.19
         B Class                    $17.20
         C Class                    $17.08
         R Class                    $17.20

For period ending  6/30/2010
Series Number:  6

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                    834
          Institutional Class               749
         2. Dividends for a second class of open-end company shares

         A Class       74
  C Class                     -
         R Class                     -

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.0186
          Institutional Class       $0.0269
          2. Dividends from a second class of open-end company shares

          A Class                     $0.0084
          C Class                     -
   R Class                     -

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class              38,149
         Institutional Class          6,885
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class               5,882
         C Class                   4
         R Class                  64

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $6.15
         Institutional Class        $6.19
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $6.05
         C Class                    $6.13
         R Class                    $6.01

For period ending  6/30/2010
Series Number:  7

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class              69
          Institutional Class         20
         2. Dividends for a second class of open-end company shares

         A Class                          1
         B Class                          -
         C Class                          -
         R Class                          -

73.     Distributions per share for which record date passed during the period:
         1. Dividends from net investment income
          Investor Class            $0.0527
          Institutional Class       $0.0724
          2. Dividends from a second class of open-end company shares

          A Class                   $0.0280
          B Class                       -
          C Class                       -
          R Class                   $0.0033

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  1,380
         Institutional Class               231
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                          72
         B Class                           6
         C Class                           4
         R Class                          29

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.27
         Institutional Class        $9.30
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $9.23
         B Class                    $9.11
         C Class                    $9.11
         R Class                    $9.17

For period ending  6/30/2010
Series Number:  8

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                 1,656
         Institutional Class            1,180
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                           7,333
         B Class                             236
         C Class                           1,092
         R Class                              59

77V.     1. Net asset value per share (to nearest cent)
         Investor Class            $10.00
         Institutional Class       $10.07
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $9.93
         B Class                    $9.66
         C Class                    $9.65
         R Class                    $9.84

For period ending  6/30/2010
Series Number:  11

72DD)   1. Total income dividends for which record date passed during the period
          Investor Class                      49
          Institutional Class                 23
         2. Dividends for a second class of open-end company shares

         A Class                               20
         B Class                                8
         C Class                                9
         R Class                               12

73.     Distributions per share for which record date passed during the period:
        1. Dividends from net investment income
          Investor Class            $0.1394
          Institutional Class       $0.1535
          2. Dividends from a second class of open-end company shares

          A Class                   $0.1218
          B Class                   $0.0690
          C Class                   $0.0690
          R Class                   $0.1042

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  250
         Institutional Class             110
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                         123
         B Class                         114
         C Class                         107
         R Class                         115

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $5.95
         Institutional Class        $5.96
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $5.94
         B Class                    $5.92
         C Class                    $5.92
         R Class                    $5.93

For period ending  6/30/2010
Series Number:  14

74U.     1. Number of shares outstanding (000's omitted)
         Investor Class                  422
         Institutional Class              15
         2. Number of shares outstanding of a second class of open-end company shares (000's omitted)

         A Class                         352
         C Class                          37
         R Class                          15

77V.     1. Net asset value per share (to nearest cent)
         Investor Class             $9.59
         Institutional Class        $9.59
         2.Net asset value per share of a second class of open-end company shares (to nearest cent)

         A Class                    $9.58
         C Class                    $9.57
         R Class                    $9.58